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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

June 3, 2003
Date of Report (Date of earliest event reported)

WATER PIK TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

1-15297 (Commission File Number)	25-1843384 (IRS Employer Identification No.)

23 Corporate Plaza, Suite 246
Newport Beach, CA 92660
(Address of principal executive offices, including zip code)

(949) 719-3700
(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

        On June 3, 2003, Water Pik Technologies, Inc. issued a press release announcing that it has acquired the assets of Air Energy Heat Pumps, Inc. and affiliates, a privately held manufacturing company located in Ft. Lauderdale, Florida.

        A copy of the Company's press release announcing the above is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATER PIK TECHNOLOGIES, INC.
Date: June 3, 2003	By:	/s/ MICHAEL P. HOOPIS Michael P. Hoopis President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release dated June 3, 2003.

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  Item 5. Other Events and Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX